UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 23, 2003

                            REGENCY AFFILIATES, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)

                 Delaware                   1-7949               72-0888772
                 --------                   ------               ----------
            (State or other          (Commission File No.)     (IRS Employer
     jurisdiction of incorporation)                          Identification No.)

       610 N.E. Jensen Beach Blvd.
         Jensen Beach, Florida                                     34957
         ---------------------                                     -----
(Address of Principal Executive Offices)                         (Zip Code)

       Registrant's telephone number, including area code: (772) 334-8181
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ITEM 5. OTHER EVENTS

On September 23, 2003, the registrant issued a press release announcing that the Board of Directors had authorized the registrant to repurchase shares of its common stock. The press release also announced that the date for the registrant's next annual meeting of stockholders will be held on November 18, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit: 99.1     Press Release


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                                   Signatures

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              REGENCY AFFILIATES, INC.


                                              By: /s/ Laurence S. Levy
                                                  ------------------------------
                                              Name:  Laurence S. Levy
                                              Title: President

Dated: September 23, 2003


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                                  Exhibit Index

No.                        Exhibit                                   Page
---                        -------                                   ----

99.1                       Press Release                               5


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